EXHIBIT 10

                    U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION

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1.  MODIFICATION NO.:  MO3 TO CONTRACT/ORDER NO.:  072368-96-B-0741

2.  a.  DATE ISSUED:  04/16/97            b.   REQUEST NO.: 97-02298
    c.  FINANCE NO.:
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3.  CONTRACTOR:                           4. ISSUED BY:
    AMERICAN LOCKER SECURITY              U.S. POSTAL SERVICE
    PO BOX 489                            DENVER PURCHASING &
    JAMESTOWN, NY                         MATERIALS SERVICE CENTER
    14702-0489                            3300 S PARKER RD SUITE 400
                                          AURORA, CO 80014-3500
ATTENTION:   ROY GLOSSER
             (800)828-9118                FOR INFORMATION CALL:
                                          Michele Schuemann
                                          (303) 369-1228
                                          ACO CODE:  072368
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5. The above  numbered  contract/order  is  modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of Contracting Officer. The contractor is required to sign and return one copy/copies of this modification to the Issuing Office (See Block 4).
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6.  DESCRIPTION MODIFICATION:
         NATIONAL CONTRACTS:   NDCBU, CBU, AND OPL
         CONTRACTOR TIN:       16-1068506          PARENT TIN:  16-0338330

         THIS CONTRACT IS MODIFIED AS FOLLOWS:

         1. EXTEND CONTRACT FOR AN ADDITIONAL ONE-YEAR TERM BEGINNING 04/15/97 THROUGH 04/14/98.

         2. DELETE CLAUSE 2-1, INSPECTION--FIXED PRICE AND REPLACE WITH THE UPDATED VERSION CLAUSE 2-1, CLAUSE 2-2, AND

            (SEE ATTACHMENT FOR A CONTINUATION OF THIS MODIFICATION)

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

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7.  ACCOUNTS PAYABLE DATA is unchanged.
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8.  SIGNATURES:  CONTRACTOR               U.S. POSTAL SERVICE

s/s R. J. Glosser          4/18/97        /s/Roy C. Sandusky
-------------------        -------        --------------------  04/16/97
Signature                  Date           Signature                Date

Roy J. Glosser             President      ROY C. SANDUSKY
-------------------        ----------
Name of Person             Title          Name of Contracting Officer
Authorized to Sign
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

                                  ATTACHMENT A
                              (CONTINUATION SHEET)

         CLAUSE 2-23. SEE COMPLETE VERBIAGE OF NEW CLAUSES ON ATTACHMENT B.

    3. CHANGE CLAUSE OB-21, CONTRACTING OFFICER'S REPRESENTATIVE (COR), ALTERNATE I (JUNE 1988) TO READ AS FOLLOWS:

         DESIGNATED COR:   MICHELE P. SCHUEMANN
         COR LOCATION:     3300 S PARKER RD STE 400
                           AURORA CO 80014-3500
         COR TELEPHONE #:  (303) 369-1228

    4. GBL TEST PROGRAM WILL BE EXPANDED NATIONWIDE. POSTAL ORDERING OFFICIALS WILL HAVE THE OPTION OF USING A GBL OR CONTINUE WITH THE PREPAY AND ADD ACTUAL FREIGHT ARRANGEMENT CURRENTLY IN PLACE.

    5.   INCORPORATE NEW PRICING AND QUANTITIES AS LISTED BELOW:

         PRICING IS EFFECTIVE FOR A 6-MONTH PERIOD ONLY!!!
         -------------------------------------------------

         CBU TYPE I                      $912.00
         CBU TYPE II                      975.00
         CBU III                          962.00

         OPL                             $239.00

         OPL PEDESTAL                    $ 75.00

         QUANTITIES FOR A 6-MONTH PERIOD ONLY!!!
         ---------------------------------------

    CBU, TYPE I, II, AND II
    COMBINATION OF ANY TYPE         MINIMUM =    5,000

    OPL                             MINIMUM =    4,000

    OPL PEDESTALS                   MINIMUM =      100

                                 ATTACHMENT B - PAGE 1 0F 2

    CLAUSE 2-1    INSPECTION AND ACCEPTANCE (JANUARY 1997)           (2.2.1)

      a. The supplier must ensure and be able to substantiate that all supplies and services purchased by the Postal Service conform to the requirements specified in the contract.

      b.    The Postal Service may reject defective supplies or services and:
            (1) Require replacement or correction of the defects without cost to the Postal Service;
            (2) Acquire replacement products at the supplier's expense; or (3) Accept the supplies or services at a reduced price.

      c. The contracting officer may revoke acceptance if nonconforming performance is accepted (1)because is has not been discovered before acceptance, as a result of the difficulty of discovery or because of the supplier's assurances, or (2)on the basis of a reasonable assumption that it would be cured.

      d. The Postal Service has the same rights and duties upon revocation as upon rejection. Revocation of acceptance must occur within a reasonable time after the contracting officer discovers the deficiency.

      e. The Postal Service reserves the right to inspect the supplies or services provided under this contract at any stage of contract performance. Inspection by the Postal Service does not relieve the supplier of the responsibility to provide performance that conforms to the requirements set forth in this contract.

                                 ATTACHMENT B - PAGE 2 OF 2

    CLAUSE 2-2    QUALITY ASSURANCE I (JANUARY 1997)                 (2.2.1)

      a. The supplier must use a documented quality system acceptable to the Postal Service. As a minimum, the supplier's quality system must include controls and record keeping in the following areas:
            (1)  Inspection and testing;
            (2)  Inspection,  measuring,  and test
            equipment;
            (3)  Control of  nonconforming  products;
            (4)  Document control; and
            (5)   Corrective action.
      b.    A quality system in compliance with ISO 9002 meets this requirement.
      c. The Postal Service has the right to evaluate the acceptability and effectiveness of the supplier's quality system before award and during contract performance.
      d. All supplier records pertaining to this contract must be kept by the supplier during contract performance and for three years after final payment is made under this contract.


    CLAUSE 2-23   REIMBURSEMENT--POSTAL SERVICE TESTING
                  (JANUARY 1996)                                     (2.2.1)

      a.    The supplier will be charged at the rate of $60 per work-hour for:
            (1) The total time, including round-trip travel time, lost by Postal Service representatives when the supplier is not ready for inspection at the time inspection and testing is requested by the supplier; and
            (2) The total time, including round-trip travel time, required by Postal Service representatives for reinspection and retesting resulting from rejection.
      a. Other out-of-pocket expenses incurred by the Postal Service as a consequence of the activities described in this clause will be billed to the supplier.